SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2003

BRESLER & REINER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-6201	52-0903424
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

11140 Rockville Pike, Suite 620, Rockville, MD 20852
(Address of principal executive office including zip code)

Registrant’s telephone number, including area code: (301) 945-4300

Item 9. Regulation FD Disclosure (Information below is also being filed under Item 12).

Pursuant to SEC Release No. 33-8216, the information contained in this Item 9 is to be considered furnished, not filed, under Item 12, “Results of Operations and Financial Condition”.

On May 14, 2003, Bresler & Reiner, Inc., issued a press release describing its selected financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRESLER & REINER, INC.

Date: May 14, 2003	By:	/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer